Exhibit 99.1
     SHAREHOLDER AGREEMENT dated as of February 14, 2007 (this “Agreement”), by and between Equifax Inc., a Georgia corporation (“Parent”), and William W. Canfield (“Shareholder”).
     WHEREAS, Parent, Chipper Corporation, a Missouri corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and TALX Corporation, a Missouri corporation (the “Company”), propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the “Merger Agreement;” terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for the merger of the Company with and into Merger Sub (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement;
     WHEREAS, Shareholder owns the number of shares of capital stock of the Company set forth on Schedule A hereto (such shares of capital stock of the Company being referred to herein as Shareholder’s “Original Shares;” the Original Shares, together with any other shares of capital stock of the Company or other voting securities of the Company acquired by Shareholder after the date hereof and during the term of this Agreement (including through the exercise of any warrants, stock options or similar instruments), being collectively referred to herein as Shareholder’s “Subject Shares”); and
     WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has required that Shareholder enter into this Agreement.
     NOW, THEREFORE, in consideration of the foregoing the representations, warranties, covenants and agreements set forth herein and in the Merger Agreement, the parties hereto, intending to be legally bound, agree as follows:
     1. Representations and Warranties of Shareholder. Shareholder hereby represents and warrants to Parent as of the date hereof as follows:
          (a) Execution and Delivery; Enforceability. This Agreement has been duly executed and delivered by Shareholder and, assuming the due authorization, execution and delivery by Parent, constitutes a valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and compliance by Shareholder with the provisions hereof do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien in or upon any of the properties or assets of Shareholder under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, any provision of (i) any Contract to which Shareholder is a party or any of the properties or assets of Shareholder is subject or (ii) subject to the governmental filings and other matters referred to in the following sentence, any (A) statute, law, ordinance, rule or regulation or (B) any judgment, order or decree, in each case, applicable to Shareholder or his properties or assets, other than any such conflicts, violations, breaches, defaults, rights, losses,

Liens or entitlements that individually or in the aggregate would not reasonably be expected to impair in any material respect the ability of Shareholder to perform his obligations under this Agreement or prevent or materially impede, interfere with, hinder or delay the consummation of any of the transactions contemplated by this Agreement. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Shareholder in connection with the execution and delivery of this Agreement by Shareholder, the consummation by Shareholder of the transactions contemplated by this Agreement or the compliance by Shareholder with the provisions of this Agreement, except for (1) filings under the HSR Act and any other applicable competition, merger control, antitrust or similar law, (2) filings with the SEC of such reports under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby and (3) such other consents, approvals, orders, authorizations, registrations, declarations and filings the failure of which to be obtained or made individually or in the aggregate would not reasonably be expected to impair in any material respect the ability of Shareholder to perform his obligations under this Agreement or prevent or materially impede, interfere with, hinder or delay the consummation of any of the transactions contemplated by this Agreement.
          (b) Ownership of Shares. Shareholder is the record and beneficial owner of, or is trustee of a trust that is the record holder of, and whose beneficiaries are the beneficial owners of, and has good and marketable title to, Shareholder’s Original Shares, free and clear of any Liens. Other than as set forth on Schedule A hereto, Shareholder does not own (of record or beneficially) any shares of capital stock of the Company or any options, warrants, rights or other similar instruments to acquire any capital stock or other voting securities of the Company. Shareholder has the sole right to vote and Transfer (as defined in Section 3(c)) Shareholder’s Original Shares, and none of such Original Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting or the Transfer of such Original Shares that would in any way limit the ability of Shareholder to perform his obligations under this Agreement.
     2. Representations and Warranties of Parent. Parent hereby represents and warrants to Shareholder as follows: Parent has the requisite corporate power and authority to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement and to comply with the provisions of this Agreement. The execution and delivery of this Agreement by Parent, the consummation by Parent of the transactions contemplated by this Agreement and the compliance by Parent with the provisions of this Agreement have been duly authorized by all necessary corporate action on the part of Parent and no other corporate proceedings on the part of Parent are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Parent and, assuming the execution and delivery by Shareholder, constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement and compliance by Parent with the provisions of this Agreement do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien in or upon any of the properties or assets of Parent under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, any provision of (i) the Articles of Incorporation or Bylaws of Parent, (ii) any Contract to which Parent is a party or any of its properties or assets is subject or (iii) subject to the governmental filings and other matters referred to in the following sentence, any (A) statute, law, ordinance, rule or regulation or (B) any judgment, order or decree, in each case, applicable to Parent or its properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, violations, breaches, defaults, rights, losses, Liens or entitlements that individually or in the aggregate would not reasonably be expected to impair in any material respect the ability of Parent to perform its obligations under this Agreement or prevent or materially impede, interfere with, hinder or delay the consummation of any of the transactions contemplated by this Agreement. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Parent in connection with the execution and delivery of this Agreement by Parent, the consummation by Parent of the transactions contemplated by this Agreement or the compliance by Parent with the provisions of this Agreement, except for (1) filings under the HSR Act and any other applicable competition, merger control, antitrust or similar law, (2) filings with the SEC of such reports under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby and (3) such other consents, approvals, orders, authorizations, registrations, declarations and filings the failure of which to be obtained or made individually or in the aggregate would not reasonably be expected to impair in any material respect the ability of Parent to perform its obligations under this Agreement or prevent or materially impede, interfere with, hinder or delay the consummation of any of the transactions contemplated by this Agreement.
     3. Covenants of Shareholder. Shareholder agrees as follows:
          (a) At any meeting of the shareholders of the Company called to vote upon the Merger Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement, or at any adjournment thereof, or in any other circumstances upon which a vote, consent, adoption or other approval (including by written consent solicitation) with respect to the Merger Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement is sought, Shareholder shall vote (or cause to be voted) all the Subject Shares of Shareholder (owned of record or beneficially) in favor of, and shall consent to (or cause to be consented to), (i) the approval of the Merger Agreement, the Merger and each of the other transactions contemplated by the Merger Agreement and (ii) any other matter intended to facilitate the consummation of the transactions contemplated by the Merger Agreement.
          (b) At any meeting of the shareholders of the Company or at any adjournment thereof or in any other circumstances upon which a vote, consent, adoption or other approval (including by written consent solicitation) is sought, Shareholder shall vote (or cause to be voted) all the Subject Shares of Shareholder (owned of record or beneficially) against, and shall not consent to (and shall cause not to be consented to), any of the following (or any agreement to enter into, effect, facilitate or support any of the following): (i) any merger agreement, merger or other Acquisition Proposal (other than the Merger Agreement and the Merger), or (ii) any amendment of the Company’s Articles of Incorporation or Bylaws or other proposal, action or transaction involving the Company or any of its Subsidiaries or any of its shareholders, which amendment or other proposal, action or transaction would reasonably be expected to prevent or impede or delay the consummation of the Merger or the other transactions contemplated by the Merger Agreement or the consummation of the transactions contemplated by this Agreement (collectively, “Frustrating Transactions”) or that would otherwise facilitate a Frustrating Transaction.
          (c) Shareholder shall not (i) transfer, pledge, assign, tender or otherwise dispose of (including by gift) (collectively, “Transfer”), or consent to or permit any Transfer of, any Subject Shares or any interest therein, or enter into any Contract, option or other arrangement with respect to the Transfer (including any profit sharing or other derivative arrangement) of any Subject Shares or any interest therein, to any Person other than pursuant to this Agreement or the Merger Agreement, unless prior to any such Transfer the transferee of such Subject Shares enters into a shareholder agreement with Parent on terms substantially identical to the terms of this Agreement or (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, in connection with, directly or indirectly, any Acquisition Proposal or Frustrating Transaction with respect to any Subject Shares, other than pursuant to this Agreement.
          (d) Shareholder shall not, in his capacity as an owner of the Subject Shares, directly or indirectly, issue any press release or make any other public statement with respect to the Merger Agreement, this Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement or any of the transactions contemplated by this Agreement without the prior written consent of Parent, except as may be required by applicable law.
          (e) Shareholder hereby waives, and agrees not to exercise or assert, any dissenters’ or similar rights under Section 351.455 and Sections 351.870 et seq. of the MGBCL or other applicable law in connection with the Merger.
     4. Grant of Proxy; Appointment of Proxy.
          (a) Shareholder hereby grants to, and appoints, Parent and Richard F. Smith, Lee Adrean and Kent E. Mast, in their respective capacities as officers or authorized representatives of Parent, and any individual who shall hereafter succeed to any such office of Parent, and each of them individually, and any individual designated in writing by any of them as Shareholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Shareholder and solely in the event of the absence of Shareholder at the meeting of the shareholders of the Company in which such vote is taken, to vote all of Shareholder’s Subject Shares (owned of record or beneficially), or grant a consent or approval in respect of such Subject Shares, (i) in favor of the approval of the Merger Agreement and the approval of the terms thereof and of the Merger and each of the other transactions contemplated by the Merger Agreement, (ii) against any Acquisition Proposal or any Frustrating Transaction and (iii) otherwise in accordance with Section 3 of this Agreement. Except upon the termination of this Agreement in accordance with its terms, in which case the proxy granted in this Section 4 shall expire and be terminated and of no further force and effect, the proxy granted pursuant to this Section 4(a) shall be irrevocable. Shareholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Shareholder’s execution and delivery of this Agreement.

          (b) Except for the proxy granted pursuant to Section 4(a), Shareholder represents that any proxies heretofore given in respect of Shareholder’s Subject Shares are not irrevocable, and that all such proxies are hereby revoked.
          (c) Shareholder hereby affirms that the proxy set forth in this Section 4 is given in connection with the execution of the Merger Agreement, and that such proxy is given to secure the performance of the duties of Shareholder under this Agreement. Shareholder hereby further affirms that the proxy is coupled with an interest and may under no circumstances be revoked except as otherwise set forth herein. Shareholder hereby ratifies and confirms all that such proxy may lawfully do or cause to be done by virtue hereof. Such proxy is executed and intended to be irrevocable in accordance with the provisions of Section 351.245(4) of the MGBCL, except as otherwise set forth herein.
     5. Further Assurances. Shareholder shall use his reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement and the Merger Agreement. Shareholder hereby agrees that any approval required by Shareholder pursuant to Section 6.10(a) of the Merger Agreement shall not be unreasonably withheld or delayed.
     6. Binding Agreement. Shareholder agrees that this Agreement and the obligations hereunder shall attach to Shareholder’s Subject Shares and shall be binding upon any Person to which legal or beneficial ownership of such Subject Shares shall pass, whether by operation of law or otherwise, including Shareholder’s heirs, guardians, administrators, or permitted successors or assigns, and Shareholder further agrees to take all actions necessary to effectuate the foregoing. In the event of any stock split, stock dividend, reclassification, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the capital stock of the Company, the number of Subject Shares listed on Schedule A hereto shall be adjusted appropriately.
     7. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by either Shareholder or Parent without the prior written consent of the other of such parties. Any purported assignment in violation of this Section 7 shall be void. Subject to the preceding sentences of this Section 7, this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective permitted successors and assigns.
     8. Termination. This Agreement shall terminate upon the earlier of (i) the Effective Time and (ii) the termination of the Merger Agreement in accordance with its terms. Nothing in this Section 8 shall relieve or otherwise limit the liability of any party for breach of this Agreement.
     9. General Provisions.
          (a) Amendments. This Agreement is between Shareholder and Parent and may not be amended except by an instrument in writing signed by Parent and Shareholder.

          (b) Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, telecopied (with confirmation) or sent by overnight or same-day courier (providing proof of delivery) to Parent in accordance with Section 9.6 of the Merger Agreement and to Shareholder at his address set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).
          (c) Interpretation. When a reference is made in this Agreement to a Section or a Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “or” is not exclusive. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented. References to a Person are also to its permitted successors and assigns.
          (d) Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts (including by facsimile), all of which shall be considered one and the same agreement. This Agreement shall become effective by Shareholder against Parent when one or more counterparts have been signed by Parent and delivered to Shareholder. This Agreement shall become effective against Shareholder when one or more counterparts have been executed by Shareholder and delivered to Parent. Each party need not sign the same counterpart. The effectiveness of this Agreement shall be conditioned upon the execution and delivery of the Merger Agreement by Parent.
          (e) Entire Agreement; No Third-Party Beneficiaries. This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter of this Agreement and (ii) is not intended to confer upon any Person other than the parties hereto (and the persons specified as proxies in Section 4) any rights or remedies.
          (f) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MISSOURI, WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAWS OF SUCH STATE.
          (g) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner and to the end that the transactions contemplated hereby are fulfilled to the extent possible.
          (h) Voidability. If prior to the execution hereof, the Board of Directors of the Company shall not have duly and validly authorized and approved by all necessary corporate action, this Agreement, the Merger Agreement and the transactions contemplated hereby and thereby, so that by the execution and delivery hereof Parent or Merger Sub would become, or could reasonably be expected to become an “interested shareholder” with whom the Company would be prevented for any period pursuant to Section 351.459 of the MGBCL from engaging in any “business combination” (as such terms are defined in Section 351.459 of the MGBCL), then this Agreement shall be void and unenforceable until such time as such authorization and approval shall have been duly and validly obtained.
     10. Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Missouri or in any Missouri state court (or, solely in the event of a pending matter involving Parent and the Company in the State of New York, in the State of New York or in any New York state court), this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any court of the United States located in the State of Missouri (or, solely in the event of a pending matter involving Parent and the Company, in the State of New York) or of any Missouri state court (or, solely in the event of a pending matter involving Parent and the Company in New York state court, in such New York state court) in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (c) agrees that it will not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than a court of the United States located in the State of Missouri or a Missouri state court (or, solely in the event of a pending matter involving Parent and the Company in the State of New York, in the State of New York or a New York state court).
     11. Fiduciary Duties. Shareholder is signing this Agreement solely in his capacity as an owner of his Subject Shares. Nothing herein shall (a) prohibit, prevent or preclude Shareholder from taking or not taking any action in his capacity as an officer or director of the Company or (b) permit Shareholder, in his capacity as an officer or director, to take any action which is prohibited by the Merger Agreement.
[Remainder of page intentionally left blank; signature page attached.]

     IN WITNESS WHEREOF, Parent has caused this Agreement to be signed by its officer thereunto duly authorized and Shareholder has signed this Agreement, all as of the date first written above.

EQUIFAX INC
By:	/s/ Richard F. Smith

	Name:	Richard F. Smith

	Title:	Chairman and Chief Executive Officer

/s/ William Canfield WILLIAM CANFIELD

Schedule A
Number of Subject Shares Owned of Record or Beneficially by William W. Canfield c/o TALX
Corporation, 11432 Lackland Avenue, St. Louis, Missouri 63146, Fax: (314) 214-7585)

Unvested
Direct Stock	Indirect Stock	Stock Options as of 2/12/07			Restricted
Stock as
Ownership per	Ownership per	Vested	Unvested	Total	of 2/12/07
Most Recent	Most Recent			(Agreed to
Form 4	Form 4			most
(includes	per 2006 D&O			recent Form 4
Restricted)	Q’re			filing)
dated 1.25.07
1,388,840	24,502	627,119	56,247	683,366	52,050